Exhibit 99.1

Faraday Future Appoints Mr. Xuefeng Chen and Ms. Ke Sun to Board of Directors

Los Angeles, CA (December 29, 2022) - Faraday Future (NASDAQ: FFIE) (“FF” or “the Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that FF Global CEO Xuefeng (“XF”) Chen and Ms. Ke Sun have been appointed to FF’s Board of Directors, effective December 27, 2022. Mr. XF Chen and Ms. Ke Sun fill the vacancies on the Board due to the resignations of Dr. Carsten Breitfeld and Mr. Edwin Goh, who both stepped down from the Board effective as of December 26, 2022.

Ms. Ke Sun is a designee of FF Top Holding LLC (“FF Top”) pursuant to the Shareholder Agreement entered into by the Company and FF Top, dated July 21,2021. Mr. Edwin Goh was previously a designee of FF Top on the Board. The Company thanks Mr. Edwin Goh for his valuable service as a member of the Board.

Ms. Ke Sun served as the Chief Financial Officer of Yudo New Energy Auto Co., Ltd., an electric car original equipment manufacturer (“OEM”) in Fujian Province, China, from August 2020 to June 2022. From September 2017 to May 2019, Ms. Sun served as an independent financial adviser and assisted in the fundraising efforts of HoloMatic Technology Ltd., a start-up company that is developing Level 3 automatic driving by co-developing hardware and software with mainstream Chinese OEMs. From June 2016 to December 2017, Ms. Sun served as Vice President of Investor Relations of BAIC Motor Corporation Limited (“BAIC Motor”), a Hong Kong Stock Exchange-listed company. BAIC Motor is an OEM affiliate of Beijing Automotive Group Co., Ltd., a Fortune Global 500 conglomerate. Ms. Sun also served as the Secretary of the board of directors of BAIC Motor from September 2016 to September 2017. Prior to that, Ms. Sun held several leadership roles at various Chinese companies, including at a Chinese internet company, a global media group listed on The Nasdaq Stock Market LLC, and a Chinese telecom operator. Ms. Sun graduated with a bachelor’s degree in International Financial Law from Dalian Maritime University. She also has a Board of Directors Secretary Certificate issued by the Shanghai Stock Exchange and a Fund Qualification Certificate issued by the Asset Management Association of China.

The Company expects to start production of a saleable FF 91 Futurist at the end of March 2023, with deliveries before the end of April, subject to the timely availability of additional funding, and receipt of shareholder approval for a sufficient increase in FFIE’S authorized shares. The Company continues to make progress with testing and validation of the FF 91 Futurist through the Product and Technology Generation 2.0 program (PT Gen 2.0).

The Company also recently announced it has completed manufacturing milestone #6, the completion of construction and equipment installation in vehicle assembly areas. This marks six of the seven milestones (the 7th milestone being SOP) that FF laid out late in 2021 to mark its manufacturing achievements towards the start of production of the FF 91 Futurist.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

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NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding anticipated start of production (SOP) and delivery timing for our FF 91 Futurist vehicle, additional anticipated funding and timing for receipt thereof and FF stockholder approval of an authorized share increase and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on December 23, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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